Investment in Ascend Elements	9 Months Ended
Sep. 30, 2024
Disclosure of joint operations [abstract]
Investment in Ascend Elements
7.
INVESTMENT IN ASCEND ELEMENTS

On July 18, 2022, LAC North America made a $5,000 investment in Ascend Elements, Inc. (“Ascend Elements”), a private US based lithium-ion battery recycling and engineered material company, by way of a subscription for Series C-1 preferred shares.

As at September 30, 2024, the Company holds 806 series C-1 preferred shares of Ascend Elements with an estimated fair value of $4,445 (December 31, 2023 - $8,582). As Ascend Elements is a private company, there is no observable market data to use as a measurement of fair value, so the Company’s assessment was determined based on a review of Ascend Elements’ business developments, financings and trends in the share prices of other companies in the same industry sector.

At September 30, 2024, the Company estimated the fair value of the investment in Ascend Elements and determined the value had decreased by 26% based on a number of factors, primarily the overall downturn of the lithium battery recycling market as measured by the reduction in the fair value of a basket of publicly-traded peer companies during the third quarter of 2024. As a result, a loss on change in fair value of the investment in Ascend Elements of $1,562 (2023 - gain of $3,582) and loss on change in fair value of $4,137 (2023 - gain of $3,582) respectively was recognized in the Condensed Consolidated Interim Statement of Comprehensive Loss for the three and nine month periods ended September 30, 2024.

The Company’s investment in Ascend Elements is classified as a Level 3 financial instrument (Note 21).